UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS

VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2012

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 87.7%
CONSUMER DISCRETIONARY - 17.1%
Auto Components - 0.6%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	$110,000	$111,925
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	450,000	460,800	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	100,000	139,267	(a)

Total Auto Components				711,992

Automobiles - 1.1%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	700,000	749,000
Escrow GCB General Motors	—	—	1,340,000	0	*(b)(c)(d)
Escrow GCB General Motors	—	—	790,000	0	*(b)(c)(d)
General Motors Financial Co. Inc., Senior Notes	6.750%	6/1/18	350,000	389,967
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	140,000	157,850	(a)

Total Automobiles				1,296,817

Diversified Consumer Services - 1.3%
Service Corp. International, Senior Notes	7.500%	4/1/27	180,000	191,700
ServiceMaster Co., Senior Notes	8.000%	2/15/20	320,000	340,800
ServiceMaster Co., Senior Notes	7.000%	8/15/20	130,000	133,900	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000	566,800	(c)
Sotheby’s, Senior Notes	5.250%	10/1/22	150,000	151,875	(a)
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	150,000	162,000

Total Diversified Consumer Services				1,547,075

Hotels, Restaurants & Leisure - 6.9%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	300,000	312,750	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	321,461	284,922	(a)(c)(d)(e)
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., Senior Notes	8.375%	2/15/18	60,000	62,700	(a)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	10,000	10,550
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	550,000	563,750	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	454,000	364,335
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	600,000	648,000
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	330,000	361,350	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	350,000	356,125	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	370,000	400,525	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	360,000	330,300	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	330,000	349,800	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	300,000	310,500	(a)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	90,000	101,700
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	1,270,000	1,168,400	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	1,090,000	1,212,625
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	370,000	428,275
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	90,000	96,075	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	480,000	501,600

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Hotels, Restaurants & Leisure - continued
Snoqualmie Entertainment Authority, Senior Secured Notes	4.476%	2/1/14	$390,000	$388,050	(a)(f)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	50,000	53,375
Wok Acquisition Corp., Senior Notes	10.250%	6/30/20	140,000	148,750	(a)

Total Hotels, Restaurants & Leisure				8,454,457

Household Durables - 0.1%
Ryland Group Inc., Senior Notes	5.375%	10/1/22	130,000	130,650

Internet & Catalog Retail - 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	410,000	438,700

Media - 5.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000	129,600
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	770,000	873,950
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	140,000	156,975
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	560,000	602,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	240,000	235,200
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000	28,950
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	240,000	265,800	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	43,500
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	160,000	177,600
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	440,000	468,600
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	420,000	396,900	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	570,000	522,975	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	4.500%	10/1/20	390,000	389,512	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	270,000	230,850	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	90,000	93,150	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	320,000	344,000	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	580,000	582,900	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	490,000	541,450	(a)

Total Media				6,083,912

Multiline Retail - 0.4%
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	170,000	154,275	(a)
Bon-Ton Stores Inc., Senior Notes	10.250%	3/15/14	60,000	57,900
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	305,000	300,425

Total Multiline Retail				512,600

Specialty Retail - 0.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	20,000	20,700
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	650,000	627,250	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	170,000	162,563
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	280,000	301,000	(a)

Total Specialty Retail				1,111,513

Textiles, Apparel & Luxury Goods - 0.5%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	210,000	223,125	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Textiles, Apparel & Luxury Goods - continued
Quiksilver Inc., Senior Notes	6.875%	4/15/15	$420,000	$420,000

Total Textiles, Apparel & Luxury Goods				643,125

TOTAL CONSUMER DISCRETIONARY				20,930,841

CONSUMER STAPLES - 1.9%
Beverages - 0.1%
Constellation Brands Inc., Senior Notes	4.625%	3/1/23	160,000	164,000

Food & Staples Retailing - 0.4%
New Albertsons Inc., Senior Notes	7.250%	5/1/13	60,000	61,200
Post Holdings Inc., Senior Notes	7.375%	2/15/22	410,000	437,675	(a)

Total Food & Staples Retailing				498,875

Food Products - 0.7%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	180,000	189,900	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	720,000	624,600	(a)

Total Food Products				814,500

Personal Products - 0.1%
Prestige Brands Inc., Senior Notes	8.125%	2/1/20	140,000	156,800

Tobacco - 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	692,000	719,680

TOTAL CONSUMER STAPLES				2,353,855

ENERGY - 17.3%
Energy Equipment & Services - 2.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	220,000	236,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	200,000	207,000
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	170,000	176,800	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	100,000	104,000	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	795,000	841,706	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	330,000	336,600
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	60,000	60,900	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	320,000	341,600
Parker Drilling Co., Senior Notes	9.125%	4/1/18	330,000	357,225
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	214,500	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	390,000	432,900
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	200,000	222,000

Total Energy Equipment & Services				3,531,731

Oil, Gas & Consumable Fuels - 14.4%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	100,000	98,500
Arch Coal Inc., Senior Notes	7.000%	6/15/19	390,000	329,550
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	120,000	122,400	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	320,000	345,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	60,000	64,800
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	140,000	151,550	(a)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	180,000	184,050
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	90,000	90,338
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	390,000	414,375
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	370,000	357,050	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	300,000	321,750	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	340,000	368,900

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	$280,000	$301,700
Concho Resources Inc., Senior Notes	7.000%	1/15/21	430,000	483,750
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	450,000	473,625
Continental Resources Inc., Senior Notes	5.000%	9/15/22	480,000	502,200	(a)
Continental Resources Inc., Senior Notes	5.000%	9/15/22	70,000	73,325
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	820,122	606,890	(a)(c)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	420,000	450,187
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	110,000	109,725	(a)
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	471,000	533,407
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	210,000	239,400
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	325,000	366,741	(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	185,000	207,431	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	510,000	479,400
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	390,000	399,750	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000	135,363	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	440,000	466,950	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	140,000	143,500	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	340,000	369,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	390,000	420,225
MEG Energy Corp., Senior Notes	6.500%	3/15/21	350,000	376,250	(a)
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Senior Notes	10.750%	10/1/20	250,000	261,875	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	450,000	321,750
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	920,000	616,400
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	200,000	205,500
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	460,000	492,200
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	60,000	65,550
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	110,000	111,375
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	470,000	526,400
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	60,000	61,200
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	140,000	155,400	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	100,000	103,750
QEP Resources Inc., Senior Notes	5.250%	5/1/23	20,000	20,500
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,095,000	1,111,425
Range Resources Corp., Senior Notes	5.000%	8/15/22	190,000	200,688
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	70,000	75,600
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	30,000	32,175
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.500%	4/15/23	260,000	263,575
Samson Investment Co., Senior Notes	9.750%	2/15/20	790,000	814,687	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	160,000	165,600
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	200,000	206,500	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	300,000	319,500	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	525,000	553,875
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	240,000	246,600	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	250,000	243,750

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	$570,000	$373,350	(a)

Total Oil, Gas & Consumable Fuels				17,537,657

TOTAL ENERGY				21,069,388

FINANCIALS - 7.9%
Commercial Banks - 2.8%
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000	102,250	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	450,000	587,072	(a)
CIT Group Inc., Senior Notes	5.500%	2/15/19	280,000	304,500	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	290,000	315,375
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000	293,250	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	690,000	676,653	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	155,000	204,790	(a)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	300,000	294,000	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	100,000	103,031
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	260,000	275,842	(f)(g)
Societe Generale SA, Junior Subordinated Bonds	1.211%	4/5/17	560,000	306,197	(a)(f)(g)

Total Commercial Banks				3,462,960

Consumer Finance - 1.2%
Ally Financial Inc., Senior Notes	4.625%	6/26/15	650,000	666,999
Ally Financial Inc., Senior Notes	5.500%	2/15/17	460,000	481,296
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	270,000	375,154

Total Consumer Finance				1,523,449

Diversified Financial Services - 3.4%
Bank of America Corp., Senior Notes	6.500%	8/1/16	170,000	196,776
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	449,000	505,125
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	650,000	742,625
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	1,210,000	1,433,850
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	350,000	357,875	(a)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	340,000	372,300	(a)(e)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	532,500	(a)(f)

Total Diversified Financial Services				4,141,051

Insurance - 0.3%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.962%	12/31/12	140,000	129,362	(f)(g)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/15/37	210,000	228,900	(a)

Total Insurance				358,262

Real Estate Investment Trusts (REITs) - 0.2%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	180,000	192,600

TOTAL FINANCIALS				9,678,322

HEALTH CARE - 5.1%
Health Care Equipment & Supplies - 0.1%
Hologic Inc., Senior Notes	6.250%	8/1/20	170,000	181,050	(a)

Health Care Providers & Services - 4.5%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	320,000	376,800
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	410,000	434,600
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	170,000	199,431
CHS/Community Health Systems Inc., Senior Notes	7.125%	7/15/20	370,000	395,207

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Providers & Services - continued
CHS/Community Health Systems Inc., Senior Secured Notes	5.125%	8/15/18	$250,000	$260,000
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	940,000	878,900
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	180,000	187,200
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	190,000	188,575	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	270,000	282,150
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	400,000	429,000	(a)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	220,000	249,150
HCA Inc., Senior Secured Notes	6.500%	2/15/20	280,000	312,200
HCA Inc., Senior Secured Notes	7.250%	9/15/20	130,000	146,250
HCA Inc., Senior Secured Notes	5.875%	3/15/22	60,000	65,325
INC Research LLC, Senior Notes	11.500%	7/15/19	210,000	212,100	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	100,000	103,000	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	350,000	387,625
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	294,000	333,690
US Oncology Inc. Escrow	—	—	170,000	2,975	*

Total Health Care Providers & Services				5,444,178

Pharmaceuticals - 0.5%
Elan Finance PLC/Elan Finance Corp., Senior Notes	6.250%	10/15/19	200,000	202,000	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	230,000	235,175	(a)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	130,000	133,250	(a)

Total Pharmaceuticals				570,425

TOTAL HEALTH CARE				6,195,653

INDUSTRIALS - 14.3%
Aerospace & Defense - 1.7%
Ducommun Inc., Senior Notes	9.750%	7/15/18	270,000	286,200
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	700,000	759,500
Triumph Group Inc., Senior Notes	8.625%	7/15/18	220,000	249,150
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	740,000	802,900	(a)

Total Aerospace & Defense				2,097,750

Airlines - 1.6%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	232,634	237,578	(a)
Continental Airlines 2007-1 Pass-Through Certificates, Secured Notes	6.903%	4/19/22	28,617	30,120
Continental Airlines 2012-2 Pass-Through Certificates, Notes	5.500%	10/29/20	30,000	30,900
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	305,359	317,573
Delta Air Lines, Secured Notes	6.375%	1/2/16	190,000	190,000	(a)
Delta Air Lines 2012-1 Pass Through Trust,
Secured Notes	6.875%	5/7/19	210,000	218,137	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	70,832	72,695
Delta Air Lines Inc., Pass-Through Certificates,
Subordinated Secured Notes	9.750%	12/17/16	122,688	135,570
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	384,000	404,160	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	280,000	287,700	(a)

Total Airlines				1,924,433

Building Products - 0.8%
Ashton Woods USA LLC/Ashton Woods Finance
Co., Senior Subordinated Notes	11.000%	6/30/15	311,200	300,308	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Building Products - continued
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	$580,000	$636,550	(a)
Building Materials Corp. of America, Senior Secured Notes	7.000%	2/15/20	30,000	32,700	(a)

Total Building Products				969,558

Commercial Services & Supplies - 2.7%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	840,000	705,600	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	510,000	538,050
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000	492,537
JM Huber Corp., Senior Notes	9.875%	11/1/19	230,000	259,325	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	660,000	689,700
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	120,000	132,300
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	390,000	417,300	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	90,000	96,300	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	20,000	22,350

Total Commercial Services & Supplies				3,353,462

Construction & Engineering - 0.2%
PH Holding LLC, Secured Notes	9.750%	12/31/17	230,000	225,400	(c)

Electrical Equipment - 0.9%
Belden Inc., Senior Subordinated Notes	5.500%	9/1/22	280,000	287,700	(a)
General Cable Corp., Senior Notes	5.750%	10/1/22	160,000	163,200	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	240,000	240,000	(a)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	390,000	393,900	(a)

Total Electrical Equipment				1,084,800

Machinery - 1.0%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	660,000	709,500	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	300,000	327,000	(a)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	230,000	247,250	(a)

Total Machinery				1,283,750

Marine - 0.9%
Horizon Lines LLC, Secured Notes	14.000%	10/15/16	248,208	238,280	(a)(e)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	289,000	289,000	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	620,000	593,650

Total Marine				1,120,930

Road & Rail - 1.8%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	937,489	843,740	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	688,000	718,960	(a)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	235,000	264,375
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	310,000	339,450

Total Road & Rail				2,166,525

Trading Companies & Distributors - 1.2%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	340,000	358,275	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	330,000	344,025	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	718,000	788,005	(a)

Total Trading Companies & Distributors				1,490,305

Transportation - 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	870,000	613,350	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	290,000	287,100	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Transportation - continued
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	$640,000	$670,400	(a)

Total Transportation				1,570,850

Transportation Infrastructure - 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	180,000	189,900	(a)

TOTAL INDUSTRIALS				17,477,663

INFORMATION TECHNOLOGY - 2.1%
Computers & Peripherals - 0.1%
NCR Corp., Senior Notes	5.000%	7/15/22	100,000	101,500	(a)

Electronic Equipment, Instruments & Components - 0.6%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	590,000	681,450	(a)

Internet Software & Services - 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	250,000	274,375

IT Services - 1.0%
First Data Corp., Secured Notes	8.250%	1/15/21	270,000	270,675	(a)
First Data Corp., Senior Notes	10.550%	9/24/15	250,000	257,187
First Data Corp., Senior Notes	11.250%	3/31/16	280,000	273,000
First Data Corp., Senior Notes	12.625%	1/15/21	230,000	239,488
First Data Corp., Senior Secured Notes	6.750%	11/1/20	210,000	209,738	(a)

Total IT Services				1,250,088

Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	80,000	77,600	(a)

Software - 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	130,000	128,050	(a)

TOTAL INFORMATION TECHNOLOGY				2,513,063

MATERIALS - 8.6%
Chemicals - 1.6%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	189,000	231,338	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	110,000	148,775	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	235,000	250,863
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	450,000	515,250
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	235,000	268,487
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	120,000	120,000	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	320,000	386,543	(a)

Total Chemicals				1,921,256

Containers & Packaging - 2.2%
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	200,000	274,358	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	240,000	254,400	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	590,000	763,866	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	370,000	379,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	270,000	270,337	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	780,000	811,200	(a)

Total Containers & Packaging				2,753,411

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - 3.5%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	$140,000	$140,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	270,000	263,925	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	150,000	140,250	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	360,000	336,150	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	400,000	390,000	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,110,000	682,650	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	220,000	166,100	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	380,000	378,100	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	630,000	448,875
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	230,000	231,438	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	480,000	492,600	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	170,000	177,650	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	410,000	392,575

Total Metals & Mining				4,240,313

Paper & Forest Products - 1.3%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	380,000	405,650	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	708,000	711,540
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	310,000	328,600	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	125,000	96,875	(a)

Total Paper & Forest Products				1,542,665

TOTAL MATERIALS				10,457,645

TELECOMMUNICATION SERVICES - 7.1%
Diversified Telecommunication Services - 4.5%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	64,400
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	520,000	566,800	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	910,000	982,800	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	240,000	254,700
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	430,000	466,012
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	310,000	342,550
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	170,000	174,038	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	150,000	163,875	(a)
West Corp., Senior Notes	7.875%	1/15/19	260,000	269,100
West Corp., Senior Subordinated Notes	11.000%	10/15/16	280,000	292,600
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,423,066	1,131,337	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	710,000	745,500

Total Diversified Telecommunication Services				5,453,712

Wireless Telecommunication Services - 2.6%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	300,000	325,500
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	140,000	147,175
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	660,000	610,500
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,120,000	1,164,800
Sprint Nextel Corp.	6.000%	12/1/16	150,000	155,250
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	660,000	793,650	(a)

Total Wireless Telecommunication Services				3,196,875

TOTAL TELECOMMUNICATION SERVICES				8,650,587

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
UTILITIES - 6.3%
Electric Utilities - 2.4%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	$394,568	$455,727
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	530,000	575,050
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	420,086	445,291
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	373,386	339,781
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	980,000	1,058,400

Total Electric Utilities				2,874,249

Gas Utilities - 0.5%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	130,000	184,538
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	440,000	473,000

Total Gas Utilities				657,538

Independent Power Producers & Energy Traders - 3.4%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	310,000	330,925
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	570,000	632,700	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	140,000	86,800	(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	1,600,000	1,708,000	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	480,000	492,000	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	530,000	551,200	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545	315,038

Total Independent Power Producers & Energy Traders				4,116,663

TOTAL UTILITIES				7,648,450

TOTAL CORPORATE BONDS & NOTES (Cost - $103,072,158)				106,975,467

COLLATERALIZED SENIOR LOANS - 5.0%
CONSUMER DISCRETIONARY - 1.4%
Diversified Consumer Services - 0.8%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	1,000,000	1,011,250	(i)
Hotels, Restaurants & Leisure - 0.6%
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	660,000	660,000	(i)
Textiles, Apparel & Luxury Goods - 0.0%
Simmons Holdco. Inc., Term Loan	6.639%	2/15/13	565,534	0	(b)(c)(d)(h)(i)

TOTAL CONSUMER DISCRETIONARY				1,671,250

ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Chesapeake Energy Corp., Term Loan	8.500%	12/1/17	1,060,000	1,064,858	(i)

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., Term Loan B1	5.750%	8/17/18	178,203	180,876	(i)

INDUSTRIALS - 0.6%
Machinery - 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	520,000	526,500	(i)

Marine - 0.2%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	71,402	71,402	(d)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	125,714	125,714	(d)(j)

Total Marine				197,116

TOTAL INDUSTRIALS				723,616

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	$245,143	$243,611	(i)

TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	414,302	428,802	(i)

UTILITIES - 1.5%
Electric Utilities - 1.5%
Texas Competitive Electric Holdings Co. LLC,
Extended Term Loan	4.728 - 4.938%	10/10/17	2,607,138	1,802,591	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $7,228,136)				6,115,604

CONVERTIBLE BONDS & NOTES - 0.6%
CONSUMER DISCRETIONARY - 0.5%
Diversified Consumer Services - 0.5%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	590,000	566,400	(a)

MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc.	6.500%	6/30/29	140,000	115,937

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $396,877)				682,337

SOVEREIGN BONDS - 0.5%
Mexico - 0.5%
Mexican Bonos, Bonds (Cost - $598,210)	6.500%	6/9/22	7,170,000	608,567

			SHARES
COMMON STOCKS - 2.3%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			22,038	44,076	*(c)(d)

Media - 0.5%
Charter Communications Inc., Class A Shares			8,294	622,630	*

TOTAL CONSUMER DISCRETIONARY				666,706

ENERGY - 1.0%
Energy Equipment & Services - 1.0%
KCAD Holdings I Ltd.			108,106,087	1,175,221	(c)(d)

INDUSTRIALS - 0.8%
Marine - 0.8%
DeepOcean Group Holding AS			33,669	611,096	(c)(d)
Horizon Lines Inc., Class A Shares			223,758	308,786	*

TOTAL INDUSTRIALS				919,882

TOTAL COMMON STOCKS (Cost - $2,751,210)				2,761,809

CONVERTIBLE PREFERRED STOCKS - 0.2%
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup Inc. (Cost - $227,296)	7.500%		2,500	242,450

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SECURITY	RATE	SHARES	VALUE
PREFERRED STOCKS - 1.9%
FINANCIALS - 1.8%
Consumer Finance - 1.2%
GMAC Capital Trust I	8.125%	58,600	$1,471,446	(f)

Diversified Financial Services - 0.6%
Citigroup Capital XIII	7.875%	25,825	719,226	(f)

Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Association (FNMA)	8.250%	16,625	14,464	*(d)(f)

TOTAL FINANCIALS			2,205,136

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%	1,323	133,623	(a)(c)

TOTAL PREFERRED STOCKS (Cost - $2,630,432)			2,338,759

	EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.0%
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50	10/17/12	3,465,000	5,512
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50	10/17/12	1,039,500	1,654
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.18 Index, Put @ $97.50	10/17/12	792,000	1,260

TOTAL PURCHASED OPTIONS (Cost - $63,142)			8,426

		WARRANTS
WARRANTS - 0.1%
Charter Communications Inc.	11/30/14	1,160	30,160	*(c)
Jack Cooper Holdings Corp.	12/15/17	668	50,100	*
Jack Cooper Holdings Corp.	5/6/18	297	22,275	*
Nortek Inc.	12/7/14	3,306	16,530	*(c)(d)
SemGroup Corp.	11/30/14	4,044	53,745	*(c)(d)

TOTAL WARRANTS (Cost - $60,709)			172,810

TOTAL INVESTMENTS - 98.3% (Cost - $117,028,170#)			119,906,229
Other Assets in Excess of Liabilities - 1.7%			2,117,741

TOTAL NET ASSETS - 100.0%			$122,023,970

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Value is less than $1.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(g)	Security has no maturity date. The date shown represents the next call date.

(h)	The coupon payment on these securities is currently in default as of September 30, 2012.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of September 30, 2012.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2012

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	$99.00	3,465,000	$59,783
Credit default swaption with Banc of America Securities LLC to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	1,039,500	17,935
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	3,465,000	1,885
Credit default swaption with Banc of America Securities LLC to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	1,039,500	566
Credit default swaption with Barclays Capital Inc. to buy protection on Markit CDX.NA.HY.18 Index, Call	10/17/12	99.00	792,000	13,665
Credit default swaption with Barclays Capital Inc. to sell protection on Markit CDX.NA.HY.18 Index, Put	10/17/12	94.50	792,000	431

TOTAL WRITTEN OPTIONS (Premiums received - $48,688)				$94,265

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable High Income Portfolio (formerly known as Legg Mason Western Asset Variable High Income Portfolio) (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL

Long-term investments†:
Corporate bonds & notes	—	$105,516,855	$1,458,612		$106,975,467
Collateralized senior loans	—	6,115,604	0	*	6,115,604
Convertible bonds & notes	—	682,337	—		682,337
Sovereign bonds	—	608,567	—		608,567
Common stocks	$931,416	—	1,830,393		2,761,809
Convertible preferred stocks	242,450	—	—		242,450
Preferred stocks	2,205,136	133,623	—		2,338,759
Purchased options	—	8,426	—		8,426
Warrants	—	156,280	16,530		172,810

Total long-term investments	$3,379,002	$113,221,692	$3,305,535		$119,906,229

Other financial instruments:
Forward foreign currency contracts	—	$758	—		$758

Total	$3,379,002	$113,222,450	$3,305,535		$119,906,987

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL

Other financial instruments:
Written options	—	$94,265	—		$94,265
Forward foreign currency contracts	—	80,143	—		80,143
Credit default swaps on credit indices - buy protection‡	—	69,399	—		69,399

Total	—	$243,807	—		$243,807

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2011	$1,736,878	$590,000	$1,501,392	$132,300	$91,851	$4,052,421
Accrued premiums/discounts	6,548	142	—	—	—	6,690
Realized gain (loss)(1)	(79,016)	—	—	—	—	(79,016)
Change in unrealized appreciation (depreciation)(2)	72,602	(142)	212,204	1,323	50,798	336,785
Purchases	334,602	—	116,797	—	—	451,399
Sales	(460,842)	(590,000)	—	—	—	(1,050,842)
Transfers into Level 3(3)	566,800	—	—	—	—	566,800
Transfers out of Level 3(4)	(718,960)	—	—	(133,623)	(126,119)	(978,702)

Balance as of September 30, 2012	$1,458,612	0 *	$1,830,393	—	$16,530	$3,305,535

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2012(2)	$27,481		$212,204	—	$7,604	$247,289

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

*	Value is less than $1.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Notes to Schedule of Investments (unaudited) (continued)

(e) Unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2012, the Portfolio had sufficient cash and/or securities to cover these commitments.

(f) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2012, the Portfolio did not hold any credit default swaps to sell protection.

Notes to Schedule of Investments (unaudited) (continued)

For average notional amounts of swaps held during the period ended September 30, 2012, see Note 3.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to Schedule of Investments (unaudited) (continued)

(l) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2012, the Portfolio held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $243,807. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,773,110
Gross unrealized depreciation	(4,895,051)

Net unrealized appreciation	$2,878,059

At September 30, 2012, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	75,000	$96,422	11/16/12	$758
Euro	Royal Bank of Scotland PLC	1,275,000	1,639,177	11/16/12	(80,143)

Net unrealized loss on open forward foreign currency contracts					$(79,385)

During the period ended September 30, 2012, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	69,986,900	$779,725
Options closed	(24,524,000)	(459,592)
Options expired	(34,869,900)	(271,445)

Written options, outstanding as of September 30, 2012	10,593,000	$48,688

At September 30, 2012, the Portfolio held the following open swap contracts:

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	$816,000	12/20/16	5.000% quarterly	$(14,469)	$20,425	$(34,894)
BNP Paribas (MARKIT CDX.NA.HY.17 Index)	480,000	12/20/16	5.000% quarterly	(8,511)	12,537	(21,048)
Morgan Stanley & Co. Inc. (MARKIT CDX.NA.HY.17 Index)	960,000	12/20/16	5.000% quarterly	(17,022)	26,119	(43,141)
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	2,326,500	6/20/17	5.000% quarterly	(14,544)	99,418	(113,962)
BNP Paribas (MARKIT CDX.NA.HY.18 Index)	2,376,000	6/20/17	5.000% quarterly	(14,853)	30,763	(45,616)

Total	$6,958,500			$(69,399)	$189,262	$(258,661)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2012.

Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Foreign Exchange Risk	—	—	$758	$(80,143)	—	(79,385)

Credit Risk	$8,426	$(94,265)	—	—	$(69,399)	(155,238)

Total	$8,426	$(94,265)	$758	$(80,143)	$(69,399)	$(234,623)

During the period ended September 30, 2012, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$128,767

Written options	103,672

Forward foreign currency contracts (to sell)	1,273,188

Futures contracts (to sell)†	123,172

Average Notional Balance
Credit default swap contracts (to buy protection)	4,046,300

†	At September 30, 2012, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	November 26, 2012

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 26, 2012